Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

First Quarter 2008

March 31, 2008

Table of Contents	Page
Assured Guaranty Ltd.
Selected Financial Highlights	1
Consolidated Income Statements	2
Consolidated Balance Sheets	3
Segment Consolidation	4
Financial Guaranty Direct Segment	5-6
Financial Guaranty Reinsurance Segment	7-8
Mortgage Guaranty Segment	9
Other Segment	10
Loss and LAE Reserves and Analysis of Net Claims Paid	11
Investment Portfolio	12
Estimated Net Exposure Amortization	13
Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums	14
Financial Guaranty Profile	15-19
Pooled Corporate Profile	20
Residential Mortgage-Backed Securities Profile	21-24
Credit Derivative Exposures Profile	25
CDOs of ABS Profile	26
Non-Investment Grade Exposures	27
Closely Monitored Credits	28
Largest Exposures by Sector	29-32
Consolidated Capital and Claims Paying Resources	33
Summary Financial and Statistical Data	34
Appendix
Glossary
Endnotes Related to Non-GAAP Financial Measures

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2007, June 30, 2007, September 30, 2007 and our

10-K for the year ended December 31, 2007.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding losses, pricing, ratings, capital adequacy and the growth of the direct business could be affected by many events.  These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change
	March 31,		versus
	2008	2007	1Q-07
Gross written premiums (GWP) analysis:
Present value of financial guaranty and credit derivative GWP (PVP) (a)	$276.6	$106.7	159%
Less: PVP of credit derivatives	93.4	40.3	132%
PVP of financial guaranty GWP	183.2	66.4	176%
Less: Financial guaranty installment premium PVP	36.1	36.9	(2)%
Total: Financial guaranty upfront GWP	147.1	29.5	399%
Plus: Financial guaranty installment GWP	24.7	21.3	16%
Total financial guaranty GWP	171.8	50.8	238%
Plus: Mortgage guaranty segment GWP	0.5	1.0	(50)%
Plus: Other segment GWP	3.5	3.3	6%
Total GWP per income statement	$175.8	$55.2	218%

Net (loss) income	$(169.2)	$39.0	NM
Less: After-tax realized gains (losses) on investments	0.4	(0.2)	NM
Less: After-tax unrealized losses on credit derivatives (1)	(178.0)	(7.2)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(2.2)	(0.3)	633%
Operating income (b)	$6.2	$46.1	(87)%

Book value	$1,492.7	$1,694.3	(12)%
Plus: Net unearned premium reserve, after tax (3)	871.1	563.3	55%
Plus: Net unearned revenue on credit derivatives, after tax (4)	17.5	7.4	136%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	771.7	456.6	69%
Less: Deferred acquisition costs (DAC), after tax	244.5	194.6	26%
Adjusted book value (c)	$2,908.6	$2,527.0	15%

ROE, excluding AOCI	(44.4)%	9.6%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on credit derivatives (b)	1.2%	11.5%

Per diluted share:
Net (loss) income	$(2.11)	$0.57	NM
Less: After-tax realized gains (losses) on investments	—	—	NM
Less: After-tax unrealized losses on credit derivatives (1)	(2.22)	(0.11)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(0.03)	—	NM
Operating income (b)	$0.08	$0.67	(88)%

Book value	$18.63	$25.04	(26)%
Plus: Net unearned premium reserve, after tax (3)	10.87	8.32	31%
Plus: Net unearned revenue on credit derivatives, after tax (4)	0.22	0.11	100%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	9.63	6.75	43%
Less: DAC, after tax	3.05	2.88	6%
Adjusted book value (c)	$36.31	$37.34	(3)%

Book value, excluding net unrealized mark-to-market gains (losses) on derivatives(5)	$26.40	$24.64	7%
Adjusted book value, excluding net unrealized mark-to-market gains (losses) on derivatives(5)	$44.08	$36.95	19%

Additional information:
Shares outstanding at the end of period (6)	80.1	67.7	18%
Weighted average basic shares outstanding - GAAP (7)	80.0	67.6	18%
Weighted average diluted shares outstanding - GAAP (7)	80.0	68.8	16%
Weighted average diluted shares outstanding - non-GAAP (7)	81.3	68.8	18%

Consolidated net debt service outstanding	$329,833	$186,852	77%
Consolidated net par outstanding	214,876	138,853	55%
Consolidated claims-paying resources	4,669	3,466	35%
Gross par written	19,995	10,362	93%

(1)  The quarter ended March 31, 2008 included a fair value after-tax gain of $5.5 million, or $0.07 per diluted share, related to Assured Guaranty Corp.’s committed capital securities.

(2)  Company’s estimate of incurred losses included in the mark to market unrealized loss on credit derivatives.

(3)  Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(4)  Unearned revenue less pre-paid reinsurance premiums on credit derivatives, after tax.

(5)  Represents a fair value component of the Company’s CDS contracts, which are included in credit derivative asset or liability line on the balance sheet, and committed capital securities, which are included in other assets line on the balance sheet.

(6)  3/31/08 shares outstanding excludes 0.9 million of nonvested restricted stock and 3/31/07 shares outstanding excludes 1.4 million of nonvested restricted stock, which is considered not issued under FAS 123R.

(7)  The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter ended March 31, 2008.  However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change
	March 31,		versus
	2008	2007	1Q-07

Revenues
Gross written premiums	$175.8	$55.2	218%

Net written premiums	169.7	51.4	230%

Net earned premiums	46.8	37.0	26%
Net investment income	36.6	31.5	16%
Realized gains and other settlements on credit derivatives	27.6	18.2	52%
Incurred losses on credit derivatives	(3.2)	(0.6)	433%
Total revenues	107.8	86.1	25%

Expenses
Loss and loss adjustment expenses (recoveries)	55.1	(4.0)	NM
Profit commission expense	1.2	1.6	(25)%
Acquisition costs	11.9	10.9	9%
Other operating expenses	28.6	20.7	38%
Interest and related expenses	6.6	6.6	0%
Total expenses	103.4	35.8	189%

Operating income before (benefit) provision for income taxes	4.4	50.4	(91)%

Total (benefit) provision for income taxes	(1.8)	4.3	NM

Operating income (b)	6.2	46.1	(87)%

Plus: After-tax realized gains (losses) on investments	0.4	(0.2)	NM
Plus: After-tax unrealized losses on credit derivatives (1)	(175.8)	(6.9)	NM

Net (loss) income	$(169.2)	$39.0	NM

Per diluted share
Operating income (b)	$0.08	$0.67	(88)%
Plus: After-tax realized gains (losses) on investments	—	—	NM
Plus: After-tax unrealized losses on credit derivatives (1)	(2.20)	(0.10)	NM
Net (loss) income	$(2.11)	$0.57	NM

Effect of refundings
Earned premiums from refundings	$2.4	$4.9	(51)%
Operating income effect	$1.2	$2.0	(40)%
Operating income per diluted share effect	$0.02	$0.03	(33)%

Weighted average shares outstanding
Basic shares outstanding	80.0	67.6	18%
Plus: effect of options	—	0.6	NM
Plus: effect of restricted stock awards and units	—	0.6	NM
Diluted shares outstanding - GAAP (2)	80.0	68.8	16%
Plus: effect of options	0.4	—	NM
Plus: effect of restricted stock awards and units	0.8	—	NM
Diluted shares outstanding - non-GAAP (2)	81.3	68.8	18%

(1)  The quarter ended March 31, 2008 included a fair value after-tax gain of $5.5 million, or $0.07 per diluted share, related to Assured Guaranty Corp.’s committed capital securities.

(2)  The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter ended March 31, 2008.  However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	March 31,	December 31,
	2008	2007

Assets
Fixed maturity securities, at fair value	$2,815.7	$2,587.0
Short-term investments, at cost which approximates fair value	493.0	552.9
Total investments	3,308.7	3,139.9

Cash and cash equivalents	8.4	8.0
Accrued investment income	28.9	26.5
Deferred acquisition costs	272.7	259.3
Prepaid reinsurance premiums	17.5	13.5
Reinsurance recoverable on ceded losses	8.3	8.8
Premiums receivable	23.9	27.8
Goodwill	85.4	85.4
Credit derivative assets	4.1	5.5
Deferred tax asset	237.5	147.6
Other assets	66.8	40.6
Total assets	$4,062.0	$3,762.9

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$1,014.2	$887.2
Reserves for losses and loss adjustment expenses	177.7	125.6
Profit commissions payable	11.4	22.3
Reinsurance balances payable	4.0	3.3
Current income taxes payable	10.3	0.6
Funds held by Company under reinsurance contracts	29.0	25.4
Credit derivative liabilities	885.7	623.1
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7
Liability for tax basis step-up adjustment	9.7	9.9
Other liabilities	80.3	51.9
Total liabilities	2,569.4	2,096.4

Shareholders’ equity
Common stock	0.8	0.8
Additional paid-in capital	1,027.9	1,023.9
Retained earnings	412.4	585.3
Accumulated other comprehensive income	51.6	56.6
Total shareholders’ equity	1,492.7	1,666.6

Total liabilities and shareholders’ equity	$4,062.0	$3,762.9

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended March 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty and credit derivative gross written premiums (PVP): (a)
U.S. public finance	$123.3	$17.6	$—	$140.9		$140.9
U.S. structured finance	71.3	2.9	—	74.3		74.3
International	60.5	0.9	—	61.4		61.4
Total PVP	$255.2	$21.4	$—	$276.6		$276.6

Income statement:
Gross written premiums	$146.4	$25.4	$0.5	$172.3	$3.5	$175.8
Net written premiums	144.1	25.1	0.5	169.7	—	169.7
Net earned premiums	17.3	27.8	1.9	46.8	—	46.8
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	27.3	0.3	—	27.6	—	27.6
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Total realized gains and other settlements on credit derivatives	27.3	0.3	—	27.6	—	27.6
Total revenues	44.5	28.1	1.9	74.4	—	74.4
Loss and loss adjustment expenses (recoveries)	35.9	19.2	—	55.1	—	55.1
Incurred losses on credit derivatives	3.2	—	—	3.2	—	3.2
Total loss and loss adjustment expenses (recoveries)	39.1	19.2	—	58.3	—	58.3
Profit commission expense	—	1.1	0.1	1.2	—	1.2
Acquisition costs	3.0	8.8	0.1	11.9	—	11.9
Operating expenses	21.3	6.4	0.9	28.6	—	28.6
Total underwriting expenses	$63.4	$35.5	$1.1	$99.9	$—	$99.9

Underwriting (loss) gain	$(18.9)	$(7.3)	$0.8	$(25.4)	$—	$(25.4)

Loss and loss adjustment expense ratio (e)	87.7%	67.8%	0.0%	78.1%		78.1%
Expense ratio (e)	54.6%	58.1%	57.9%	56.1%		56.1%
Combined ratio	142.3%	125.9%	57.9%	134.2%		134.2%

	Quarter Ended March 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$8.8	$4.7	$—	$13.6		$13.6
U.S. structured finance	44.9	3.9	—	48.9		48.9
International	29.9	14.4	—	44.3		44.3
Total PVP	$83.7	$23.1	$—	$106.7		$106.7

Income statement:
Gross written premiums	$32.1	$18.7	$1.0	$51.9	$3.3	$55.2
Net written premiums	31.9	18.5	1.0	51.4	—	51.4

Net earned premiums	12.1	21.9	3.1	37.0	—	37.0
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	16.9	—	—	16.9	—	16.9
Net credit derivative recoveries (losses)	0.0	—	—	0.0	1.3	1.3
Total realized gains and other settlements on credit derivatives	16.9	—	—	16.9	1.3	18.2

Total revenues	29.0	21.9	3.1	53.9	1.3	55.2

Loss and loss adjustment expenses (recoveries)	0.7	(4.8)	0.1	(4.0)	—	(4.0)
Incurred losses on credit derivatives	0.6	—	—	0.6	—	0.6
Total loss and loss adjustment expenses (recoveries)	1.2	(4.8)	0.1	(3.5)	—	(3.5)
Profit commission expense	—	0.9	0.7	1.6	—	1.6
Acquisition costs	3.0	7.7	0.2	10.9	—	10.9
Operating expenses	15.9	4.4	0.3	20.7	—	20.7
Total underwriting expenses	$20.2	$8.3	$1.3	$29.7	$—	$29.7

Underwriting gain	$8.8	$13.6	$1.8	$24.2	$1.3	$25.5

Loss and loss adjustment expense ratio (e)	4.2%	(21.9)%	3.3%	(6.5)%		(8.8)%
Expense ratio (e)	65.4%	59.6%	37.8%	61.5%		61.5%
Combined ratio	69.6%	37.7%	41.1%	55.0%		52.7%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08
Present value of financial guaranty and credit derivative GWP (PVP) (a)	$83.7	$104.0	$132.7	$156.4	$255.2
Less: PVP of credit derivatives GWP	40.3	39.2	90.8	81.8	91.5
PVP of financial guaranty GWP	43.4	64.8	41.9	74.6	163.7
Less: Present value of financial guaranty installment premiums (a)	22.7	29.5	8.9	43.9	33.8
Upfront financial guaranty gross written premiums (GWP)	20.7	35.3	33.0	30.6	129.9
Plus: Financial guaranty installment GWP	11.5	10.3	10.2	15.6	16.5
Financial guaranty direct GWP	$32.1	$45.6	$43.1	$46.3	$146.4

Income statement:
Gross written premiums	$32.1	$45.6	$43.1	$46.3	$146.4
Net written premiums	31.9	42.6	35.1	44.9	144.1

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	1.3	1.5	1.7	2.0	2.8
U.S. structured finance	6.1	7.3	8.3	9.7	11.3
International	3.0	3.3	3.0	3.0	3.1
Total scheduled net earned premiums	10.4	12.0	13.0	14.7	17.3
Net earned premiums from refundings	1.7	—	1.1	—	—
Total net earned premiums	12.1	12.0	14.1	14.7	17.3
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	16.9	16.2	17.7	21.8	27.3
Net credit derivative losses (recoveries)	0.0	0.0	0.0	0.0	—
Total realized gains and other settlements on credit derivatives	16.9	16.2	17.8	21.9	27.3

Total revenues	29.0	28.2	31.8	36.5	44.5

Loss and loss adjustment expenses (recoveries):
Case	0.0	0.0	0.0	0.3	0.2
Portfolio	0.6	1.0	4.6	22.5	35.7
Total loss and loss adjustment expenses (recoveries) - financial guaranty	0.7	1.0	4.7	22.8	35.9
Incurred losses on credit derivatives	0.6	0.7	1.8	0.5	3.2
Total loss and loss adjustment expenses (recoveries)	1.2	1.7	6.4	23.3	39.1
Profit commission expense	—	—	—	—	—
Acquisition costs	3.0	2.2	2.5	2.4	3.0
Operating expenses	15.9	14.5	15.1	14.9	21.3
Total expenses	$20.2	$18.5	$24.0	$40.7	$63.4

Underwriting gain (loss)	$8.8	$9.8	$7.8	$(4.2)	$(18.9)

Loss and loss adjustment expense ratio (e)	4.2%	6.0%	20.2%	63.6%	87.7%
Expense ratio (e)	65.4%	59.4%	55.2%	47.9%	54.6%
Combined ratio	69.6%	65.4%	75.4%	111.5%	142.3%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08
PVP (a):
U.S. public finance	$8.8	$15.4	$10.3	$25.6	$123.3
U.S. structured finance	44.9	49.9	77.0	92.3	71.3
International	29.9	38.8	45.4	38.5	60.5
Total	$83.7	$104.0	$132.7	$156.4	$255.2

Gross par written:
U.S. public finance	$609	$705	$695	$2,271	$7,213
U.S. structured finance	5,776	7,723	9,203	8,644	5,623
International	2,190	2,393	2,995	4,589	3,918
Total	$8,575	$10,822	$12,893	$15,505	$16,755

Net par outstanding:
U.S. public finance	$3,989	$4,686	$5,313	$7,504	$14,607
U.S. structured finance	48,430	50,562	57,497	64,950	66,324
International	21,319	22,979	25,896	30,566	35,039
Total	$73,738	$78,227	$88,705	$103,021	$115,970

Net present value of installment premiums in force (d), (1)	$425.3	$459.1	$533.8	$639.2	$715.8
Unearned premium reserve net of ceded reinsurance	146.1	177.0	197.7	227.8	354.4
Unearned credit derivative revenues net of ceded amounts	10.7	10.9	13.2	16.1	16.7

(1)  March 31, 2008 amount includes $481.7 million of credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment(1)

(dollars in millions)

	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08
Present value of financial guaranty and credit derivative GWP (PVP) (a)	$23.1	$21.3	$32.8	$320.7	$21.4
Less: PVP of credit derivatives GWP	—	—	—	—	1.9
PVP of financial guaranty GWP	23.1	21.3	32.8	320.7	19.5
Less: Present value of financial guaranty installment premiums (a)	14.2	4.2	18.3	151.1	2.4
Upfront financial guaranty gross written premiums (GWP)	8.9	17.1	14.5	169.5	17.1
Plus: Financial guaranty installment GWP	9.8	8.4	9.3	13.5	8.3
Financial guaranty reinsurance GWP	$18.7	$25.5	$23.8	$183.0	$25.4

Income statement:
Gross written premiums:
Treaty	$14.2	$16.9	$15.8	$19.1	$11.8
Facultative	4.5	8.6	8.0	163.9	13.6
Total gross written premiums	$18.7	$25.5	$23.8	$183.0	$25.4
Net written premiums	18.5	25.5	23.8	183.0	25.1

Net earned premiums:
Scheduled net earned premiums	18.7	17.3	18.1	20.0	25.4
Net earned premiums from refundings	3.2	6.4	3.5	1.7	2.4
Total net earned premiums	21.9	23.7	21.6	21.7	27.8
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	0.3
Net credit derivative losses (recoveries)	—	—	—	—	—
Total realized gains and other settlements on credit derivatives	—	—	—	—	0.3

Total revenues	21.9	23.7	21.6	21.7	28.1

Loss and loss adjustment expenses (recoveries):
Case	(7.3)	(2.4)	2.8	(3.6)	11.7
Portfolio	2.5	(8.6)	(6.2)	(1.3)	7.4
Total loss and loss adjustment expenses (recoveries) - financial guaranty	(4.8)	(11.0)	(3.4)	(4.8)	19.2
Incurred losses on credit derivatives	—	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	(4.8)	(11.0)	(3.4)	(4.8)	19.2
Profit commission expense	0.9	0.5	0.8	0.5	1.1
Acquisition costs	7.7	8.6	7.7	7.3	8.8
Operating expenses	4.4	3.9	4.5	4.5	6.4
Total expenses	$8.3	$2.0	$9.6	$7.5	$35.5

Underwriting gain (loss)	$13.6	$21.7	$12.1	$14.2	$(7.3)

Loss and loss adjustment expense ratio (e)	(21.9)%	(46.4)%	(15.9)%	(22.3)%	67.8%
Expense ratio (e)	59.6%	54.9%	60.1%	56.7%	58.1%
Combined ratio	37.7%	8.5%	44.2%	34.4%	125.9%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)

(dollars in millions)

	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08
PVP (a):
U.S. public finance	$4.7	$14.1	$10.0	$272.7	$17.6
U.S. structured finance	3.9	2.5	3.0	22.9	2.9
International	14.4	4.7	19.8	25.0	0.9
Total	$23.1	$21.3	$32.8	$320.7	$21.4

Gross par written:
U.S. public finance	$754	$1,845	$1,344	$26,598	$2,503
U.S. structured finance	496	491	472	3,195	367
International	537	152	550	3,888	370
Total	$1,787	$2,488	$2,366	$33,681	$3,240

Net par outstanding:
U.S. public finance	$48,929	$48,801	$48,832	$74,409	$75,382
U.S. structured finance	6,945	6,809	6,155	8,869	9,567
International	9,240	9,318	10,002	13,980	13,957
Total	$65,115	$64,928	$64,989	$97,258	$98,906

Net present value of installment premiums in force (d), (2)	$160.2	$155.1	$151.4	$277.0	$276.7
Unearned premium reserve net of ceded reinsurance	460.9	462.9	465.0	626.3	623.7
Unearned credit derivative revenues net of ceded amounts	—	—	—	—	4.6

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)  March 31, 2008 amount includes $15.5 million of credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08
Present value of gross written premiums (PVP) (a)	$—	$—	$—	$—	$—
Less: Present value of installment premiums (a)	—	—	—	—	—
Upfront gross written premiums (GWP)	—	—	—	—	—
Plus: Installment GWP	1.0	0.5	1.4	(0.2)	0.5
Mortgage guaranty GWP	$1.0	$0.5	$1.4	$(0.2)	$0.5

Income statement:
Gross written premiums	$1.0	$0.5	$1.4	$(0.2)	$0.5
Net written premiums	1.0	0.5	1.4	(0.2)	0.5

Net earned premiums	3.1	2.3	2.9	9.2	1.9

Loss and loss adjustment expenses (recoveries):
Case	—	—	—	—	—
Portfolio and IBNR	0.1	0.1	0.8	(0.4)	—
Total loss and loss adjustment expenses (recoveries)	0.1	0.1	0.8	(0.4)	—
Profit commission expense	0.7	0.4	0.4	2.4	0.1
Acquisition costs	0.2	—	0.2	1.2	0.1
Operating expenses	0.3	0.5	0.3	1.0	0.9
Total expenses	$1.3	$1.0	$1.6	$4.2	$1.1

Underwriting gain	$1.8	$1.3	$1.3	$5.0	$0.8

Loss and loss adjustment expense ratio (e)	3.3%	4.3%	26.5%	(4.3)%	0.0%
Expense ratio (e)	37.8%	39.1%	27.5%	50.3%	57.9%
Combined ratio	41.1%	43.4%	54.0%	46.0%	57.9%

Risk in force	$1,374	$1,398	$1,374	$1,116	$857
Risk written	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	33.5	31.6	30.1	20.8	19.4

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08
Income statement:
Gross written premiums	$3.3	$0.1	$0.1	$—	$3.5
Net written premiums	—	—	—	—	—

Net earned premiums	—	—	—	—	—

Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—
Net credit derivative losses (recoveries)	1.3	—	—	—
Total realized gains and other settlements on credit derivatives	1.3	—	—	—	—
Total revenues	1.3	—	—	—	—

Loss and loss adjustment expenses (recoveries)	—	—	—	—	—
Incurred losses on credit derivatives	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	—	—	—	—	—
Profit commission expense	—	—	—	—	—
Acquisition costs	—	—	—	—	—
Operating expenses	—	—	—	—	—
Total expenses	$—	$—	$—	$—	$—

Underwriting gain	$1.3	$—	$—	$—	$—

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid

(dollars in millions)

	As of March 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Financial Guaranty Insurance Reserves by segment and type:
Case	$—	$44.9	$0.1	$45.0	$2.6	$47.6
IBNR	—	—	—	—	6.0	6.0
Portfolio reserves associated with fundamentally sound credits	10.0	35.8	2.8	48.6	—	48.6
Portfolio reserves associated with CMC credits	59.2	16.3	—	75.5	—	75.5
Total financial guaranty insurance loss and LAE reserves	$69.2	$97.0	$2.9	$169.1	$8.6	$177.7

Credit Derivative Reserves by segment and type:
Case	$3.2	$—	$—	$3.2	$—	$3.2
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	5.4	—	—	5.4	—	5.4
Plus: Credit derivative portfolio reserves associated with CMC credits	2.9	—	—	2.9	—	2.9
Total credit derivative loss and LAE reserves	$11.5	$—	$—	$11.5	$—	$11.5

Total loss and LAE reserves	$80.7	$97.0	$2.9	$180.6	$8.6	$189.2

	As of December 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$—	$35.6	$0.1	$35.7	$2.4	$38.1
IBNR	—	—	—	—	6.4	6.4
Portfolio reserves associated with fundamentally sound credits	17.0	33.0	2.8	52.8	—	52.8
Portfolio reserves associated with CMC credits	16.5	11.7	—	28.2	—	28.2
Total loss and LAE reserves	$33.5	$80.3	$2.9	$116.7	$8.8	$125.6

Credit Derivative Reserves by segment and type:
Case	$3.2	$—	$—	$3.2	$—	$3.2
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	3.9	—	—	3.9	—	3.9
Plus: Credit derivative portfolio reserves associated with CMC credits	1.2	—	—	1.2	—	1.2
Total credit derivative loss and LAE reserves	$8.3	$—	$—	$8.3	$—	$8.3

Total loss and LAE reserves	$41.8	$80.3	$2.9	$125.0	$8.8	$133.8

Analysis of Net Claims Paid
	1Q-08	1Q-07
Net claims paid on financial guaranty and credit derivatives by segment:
Financial Guaranty Direct	$22.8	$(1.3)
Financial Guaranty Reinsurance	0.8	(4.2)
Mortgage Guaranty	—	—
Total Financial Guaranty	$23.6	$(5.5)

Net earned premiums on financial guaranty and credit derivatives by segment:
Financial Guaranty Direct	$44.6	$28.9
Financial Guaranty Reinsurance	28.3	21.9
Mortgage Guaranty	1.9	3.1
Total Financial Guaranty	$74.7	$53.8

Ratio of net claims paid by segment:
Financial Guaranty Direct	51.2%	(4.5)%
Financial Guaranty Reinsurance	2.8%	(19.2)%
Mortgage Guaranty	0.0%	0.0%
Total Financial Guaranty	31.6%	(10.2)%

Assured Guaranty Ltd.

Investment Portfolio

as of March 31, 2008

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book		Investment
	Cost	Yield	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$163.4	4.5%	3.9%	$176.9	$7.3
Agency obligations	158.0	5.0%	4.8%	166.8	7.9
Foreign government securities	55.0	5.0%	3.2%	57.0	2.7
Obligations of states and political subdivisions	500.4	4.7%	4.4%	506.0	23.4
Insured obligations of state and political subdivisions (1)	602.8	4.8%	4.5%	616.4	28.8
Corporate securities	200.2	5.7%	4.8%	202.4	11.4
Mortgage-backed securities (2):
Pass-throughs	951.9	5.4%	5.0%	954.4	51.7
PACs	64.3	4.9%	4.6%	64.2	3.1
Asset-backed securities (3)	63.1	5.2%	4.4%	63.7	3.3
Preferred stock	7.9	8.2%	5.3%	7.9	0.6
Total fixed maturity securities available for sale	2,767.0	5.1%	4.6%	2,815.7	140.1
Short-term investments	493.0	2.6%	2.3%	493.0	12.6
Total investments	$3,260.0	4.7%	4.3%	$3,308.7	$152.7

Ratings (4):	Fair Value	%
Treasury and U.S. government obligations	$176.9	6.3%
Agency obligations	166.8	5.9%
AAA/Aaa	1,764.8	62.7%
AA/Aa	485.8	17.3%
A/A	206.8	7.3%
BBB	14.6	0.5%

Total	$2,815.7	100.0%

Duration of investment portfolio (in years):		4.0

(1) Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+.

(2) $8.0 million is U.S. subprime RMBS, which has an average rating of AAA.

(3) Contains no CDOs of ABS.

(4) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2008 (as of March 31)		$158,087
2008 (April - December)	$9,066	149,021
2009	10,891	138,130
2010	14,417	123,713
2011	13,062	110,651
2012	17,072	93,579

2008-2012	64,508	93,579
2013-2017	53,487	40,092
2018-2022	13,362	26,730
2023-2027	8,024	18,706
After 2027	18,706	—
Total	$158,087

Financial Guaranty Reinsurance:

2008 (as of March 31)		$171,746
2008 (April - December)	$5,846	165,900
2009	8,294	157,606
2010	7,625	149,980
2011	8,147	141,834
2012	7,562	134,271

2008-2012	37,475	134,271
2013-2017	36,033	98,238
2018-2022	31,144	67,094
2023-2027	24,523	42,571
After 2027	42,571	—
Total	$171,746

Total Financial Guaranty:

2008 (as of March 31)		$329,833
2008 (April - December)	$14,913	314,920
2009	19,185	295,736
2010	22,042	273,694
2011	21,209	252,485
2012	24,635	227,850

2008-2012	101,983	227,850
2013-2017	89,520	138,330
2018-2022	44,506	93,824
2023-2027	32,547	61,276
After 2027	61,276	—
Total	$329,833

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of March 31, 2008. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums

(dollars in millions)

		Estimated		Total Estimated
		Net Unearned	Estimated	Net Future
	Net Unearned	Premium	Net Future	Premium
	Premiums (1), (2)	Amortization (2)	Installments (2)	Earnings (2)

Financial Guaranty Direct:

2008 (as of March 31)	$371.1
2008 (2nd, 3rd & 4th Qtrs)	334.4	$36.7	$104.7	$141.4
2009	316.5	17.9	154.7	172.7
2010	299.6	16.8	139.8	156.6
2011	283.5	16.1	122.3	138.5
2012	267.7	15.7	100.2	116.0

2008-2012	267.7	103.4	621.8	725.1
2013-2017	199.9	67.8	188.9	256.7
2018-2022	145.3	54.7	41.2	95.9
2023-2027	102.8	42.4	19.0	61.4
After 2027	—	102.8	31.4	134.2
Total		$371.1	$902.2	$1,273.4

Financial Guaranty Reinsurance:

2008 (as of March 31)	$628.2
2008 (2nd, 3rd & 4th Qtrs)	583.3	$44.9	$33.1	$78.0
2009	534.5	48.8	46.9	95.7
2010	490.6	43.9	46.0	90.0
2011	449.6	41.0	40.5	81.4
2012	411.6	38.0	34.4	72.4

2008-2012	411.6	216.7	200.8	417.5
2013-2017	255.5	156.0	129.8	285.8
2018-2022	150.1	105.4	96.0	201.4
2023-2027	80.5	69.6	69.1	138.7
After 2027	—	80.5	103.1	183.6
Total		$628.2	$598.8	$1,227.1

Total Financial Guaranty:

2008 (as of March 31)	$999.4
2008 (2nd, 3rd & 4th Qtrs)	917.7	$81.7	$137.8	$219.4
2009	851.0	66.7	201.6	268.4
2010	790.2	60.8	185.8	246.6
2011	733.1	57.1	162.8	219.9
2012	679.3	53.8	134.6	188.4

2008-2012	679.3	320.1	822.6	1,142.7
2013-2017	455.4	223.8	318.6	542.5
2018-2022	295.4	160.1	137.2	297.3
2023-2027	183.3	112.0	88.1	200.1
After 2027	—	183.3	134.5	317.8
Total		$999.4	$1,501.1	$2,500.4

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums and include unearned credit derivative revenues net of ceded amounts.

(2) Includes credit derivatives.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 5)

As of March 31, 2008

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$3,425	A+	$19,148	A+	$22,573	A+
Tax backed	4,029	A	16,837	A+	20,866	A+
Municipal utilities	1,693	A	11,284	A	12,978	A
Healthcare	3,255	A-	8,372	A+	11,627	A
Transportation	1,105	AA-	9,129	A	10,235	A+
Higher education	952	A-	3,084	A+	4,036	A+
Investor-owned utilities	119	AA-	2,268	BBB+	2,387	BBB+
Housing	—	—	2,070	A+	2,070	A+
Other public finance	29	AA-	3,189	AA-	3,219	AA-
Total U.S. public finance	$14,607	A	$75,382	A+	$89,989	A+

U.S. structured finance
Pooled corporate obligations	$32,164	AAA	$1,314	AA+	$33,478	AAA
Prime mortgage-backed and home equity	11,092	AA-	1,290	BBB	12,381	AA-
Consumer receivables	5,254	AA+	2,067	A	7,321	AA
Subprime mortgage-backed and home equity	6,693	AA+	290	A-	6,982	AA+
Commercial mortgage-backed securities	5,738	AAA	226	A	5,964	AA+
Commercial receivables	1,874	AA+	3,113	A-	4,987	A+
Structured credit	1,663	A-	450	BBB+	2,113	A-
Insurance securitizations	1,203	AA-	354	AA	1,557	AA-
Other structured finance	643	AAA	464	A-	1,107	AA
Total U.S. structured finance	$66,324	AA+	$9,567	A	$75,891	AA+

International
Infrastructure and pooled infrastructure	$7,228	AA+	$4,468	BBB+	$11,696	AA-
Mortgage-backed and home equity	9,848	AAA	317	AA	10,165	AAA
Pooled corporate obligations	8,198	AAA	984	AAA	9,183	AAA
Regulated utilities	4,466	A	4,334	BBB+	8,801	A-
Commercial receivables	1,011	A-	916	A-	1,927	A-
Public finance	858	AA	1,037	A	1,894	A+
Future flow	950	BBB	380	A-	1,329	BBB+
Commercial mortgage-backed securities	819	AAA	388	A-	1,208	AA
Insurance securitizations	923	BB	83	A	1,006	BB+
Structured credit	—	—	584	A-	584	A-
Consumer receivables	—	—	366	AA+	366	AA+
Other international structured finance	737	AAA	98	BBB+	835	AA+
Total international	$35,039	AA+	$13,957	A-	$48,996	AA-

Total net par outstanding	$115,970	AA	$98,906	A+	$214,876	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 5)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of March 31,		As of December 31,
	2008		2007		2006
Sector	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$22,573	A+	$20,291	A+	$12,700	A+
Tax backed	20,866	A+	17,799	A+	11,812	A+
Municipal utilities	12,978	A	11,672	A+	9,673	A+
Healthcare	11,627	A	10,372	A	6,580	A
Transportation	10,235	A+	9,984	A	6,302	A
Higher education	4,036	A+	3,651	A+	1,282	A
Investor-owned utilities	2,387	BBB+	2,314	BBB+	1,580	BBB+
Housing	2,070	A+	2,041	A+	1,083	AA-
Other public finance	3,219	AA-	3,790	A+	1,323	AA-
Total U.S. public finance	$89,989	A+	$81,914	A+	$52,335	A+

U.S. structured finance
Pooled corporate obligations	$33,478	AAA	$33,813	AAA	$25,604	AAA
Prime mortgage-backed and home equity	12,381	AA-	11,238	AA-	4,849	A
Consumer receivables	7,321	AA	6,589	AA	2,663	AA-
Subprime mortgage-backed and home equity	6,982	AA+	7,010	AA+	6,390	AA+
Commercial mortgage-backed securities	5,964	AA+	6,002	AA+	5,430	AAA
Commercial receivables	4,987	A+	5,246	A+	2,450	A-
Structured credit	2,113	A-	1,572	A-	1,553	AA+
Insurance securitizations	1,557	AA-	1,158	AA-	794	AA-
Other structured finance	1,107	AA	1,191	AA	1,852	AA
Total U.S. structured finance	$75,891	AA+	$73,820	AA+	$51,583	AA+

International
Infrastructure and pooled infrastructure	$11,696	AA-	$11,561	AA-	$8,256	AA-
Mortgage-backed and home equity	10,165	AAA	7,329	AAA	4,982	AAA
Pooled corporate obligations	9,183	AAA	8,459	AAA	3,563	AAA
Regulated utilities	8,801	A-	8,337	A-	4,780	A-
Commercial receivables	1,927	A-	1,913	A-	1,081	A-
Public finance	1,894	A+	1,996	A+	1,202	A+
Future flow	1,329	BBB+	1,113	BBB+	1,008	BBB
Commercial mortgage-backed securities	1,208	AA	1,240	AA+	1,087	AAA
Insurance securitizations	1,006	BB+	857	BBB-	923	A-
Structured credit	584	A-	592	A-	593	A
Consumer receivables	366	AA+	357	AA+	114	BBB+
Other international structured finance	835	AA+	794	AA+	788	AA+
Total international	$48,996	AA-	$44,546	AA-	$28,378	AA-

Total exposures	$214,876	AA-	$200,279	AA-	$132,296	AA-

Mortgage guaranty risk in force	$857	N/A	$1,116	N/A	$1,822	N/A

Distribution by ratings of financial guaranty portfolio

	March 31, 2008		December 31, 2007		December 31, 2006
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$42,252	19.7%	$36,359	18.2%	$16,228	12.3%
AAA	47,806	22.2%	47,333	23.6%	40,826	30.9%
AA	39,738	18.5%	38,434	19.2%	22,983	17.4%
A	54,356	25.3%	49,177	24.6%	32,822	24.9%
BBB	26,721	12.4%	26,862	13.4%	18,182	13.7%
Below investment grade	4,003	1.9%	2,114	1.1%	1,255	0.9%
Total exposures	$214,876	100.0%	$200,279	100.0%	$132,296	100.0%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 5)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	1Q-08		1Q-08		1Q-08
U.S. public finance
Tax backed	$2,100	A+	$599	AA	$2,699	AA-
General obligation	1,351	AA-	1,246	AA-	2,597	AA-
Municipal utilities	1,452	A	51	AA-	1,503	A
Healthcare	1,152	A	273	A	1,424	A
Transportation	678	AA-	252	AA-	930	AA-
Higher education	381	A+	18	AA	399	A+
Investor-owned utilities	80	A	11	A-	91	A
Housing	—	—	54	AA+	54	AA+
Other public finance	19	AAA	—	—	19	AAA
Total U.S. public finance	$7,213	A+	$2,503	AA-	$9,716	A+

U.S. structured finance
Prime mortgage-backed and home equity	$2,116	AAA	$102	AAA	$2,218	AAA
Consumer receivables	1,475	AAA	88	A+	1,563	AAA
Pooled corporate obligations	1,432	AAA	129	AAA	1,561	AAA
Structured credit	600	BBB+	—	—	600	BBB+
Subprime mortgage-backed and home equity	—	—	14	AAA	14	AAA
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Other structured finance	—	—	34	AAA	34	AAA
Total U.S. structured finance	$5,623	AA+	$367	AA+	$5,990	AA+

International
Mortgage-backed and home equity	$2,939	AAA	$13	AAA	$2,952	AAA
Regulated utilities	450	AA-	20	A-	469	AA-
Pooled corporate obligations	280	AAA	38	AAA	318	AAA
Future flow	250	BBB+	—	—	250	BBB+
Consumer receivables	—	—	152	AAA	152	AAA
Infrastructure and pooled infrastructure	—	—	142	AA	142	AA
Commercial receivables	—	—	5	AA	5	AA
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Other structured finance	—	—	—	—	—	—
Public finance	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Total international	$3,918	AA+	$370	AA+	$4,288	AA+

Total gross par written	$16,755	AA	$3,240	AA-	$19,995	AA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 5)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of March 31, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$42,250	36.4%	$1	—	$42,252	19.7%
AAA	41,313	35.6%	6,493	6.6%	47,806	22.2%
AA	6,636	5.7%	33,102	33.5%	39,738	18.5%
A	14,754	12.7%	39,602	40.0%	54,356	25.3%
BBB	8,340	7.2%	18,381	18.6%	26,721	12.4%
Below investment grade	2,676	2.3%	1,327	1.3%	4,003	1.9%
Total exposures	$115,970	100.0%	$98,906	100.0%	$214,876	100.0%

	As of December 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$36,359	35.3%	$—	—	$36,359	18.2%
AAA	41,716	40.5%	5,617	5.8%	47,333	23.6%
AA	5,576	5.4%	32,858	33.8%	38,434	19.2%
A	9,873	9.6%	39,304	40.4%	49,177	24.6%
BBB	7,970	7.7%	18,892	19.4%	26,862	13.4%
Below investment grade	1,526	1.5%	588	0.6%	2,114	1.1%
Total exposures	$103,021	100.0%	$97,258	100.0%	$200,279	100.0%

	As of March 31, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$27,375	36.1%	$14,877	30.4%	$42,252	19.7%
AAA	3,586	4.0%	30,455	40.1%	13,765	28.1%	47,806	22.2%
AA	32,822	36.5%	4,916	6.5%	2,001	4.1%	39,738	18.5%
A	42,090	46.8%	5,125	6.8%	7,140	14.6%	54,356	25.3%
BBB	10,745	11.9%	5,770	7.6%	10,206	20.8%	26,721	12.4%
Below investment grade	747	0.8%	2,250	3.0%	1,006	2.1%	4,003	1.9%
Total exposures	$89,989	100.0%	$75,891	100.0%	$48,996	100.0%	$214,876	100.0%

	As of December 31, 2007
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$22,098	29.9%	$14,261	32.0%	$36,359	18.2%
AAA	1,777	2.2%	34,370	46.6%	11,185	25.1%	47,333	23.6%
AA	31,750	38.8%	4,676	6.3%	2,008	4.5%	38,434	19.2%
A	37,604	45.9%	5,302	7.2%	6,271	14.1%	49,177	24.7%
BBB	10,608	13.0%	5,479	7.4%	10,776	24.2%	26,862	13.4%
Below investment grade	174	0.2%	1,894	2.6%	45	0.1%	2,114	1.1%
Total exposures	$81,914	100.0%	$73,820	100.0%	$44,546	100.0%	$200,279	100.0%

(1)  Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 5)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of March 31, 2008

	Net Par
	Outstanding	%
U.S.:
California	$14,254	6.6%
New York	8,500	4.0%
Florida	7,206	3.4%
Texas	5,065	2.4%
Illinois	4,707	2.2%
Massachusetts	4,082	1.9%
Pennsylvania	3,687	1.7%
New Jersey	3,034	1.4%
Washington	2,686	1.3%
Michigan	2,658	1.2%
Other states	34,110	15.9%
Mortgage and structured (multiple states)	75,891	35.3%
Total U.S.	$165,880	77.2%

International:
United Kingdom	$28,307	13.2%
Germany	4,284	2.0%
Australia	3,453	1.6%
Ireland	925	0.4%
Turkey	816	0.4%
Other	11,210	5.2%
Total International	$48,996	22.8%

Total exposures	$214,876	100.0%

Assured Guaranty Ltd.

Pooled Corporate Profile

(dollars in millions)

Distribution by Ratings of Direct Pooled Corporate Obligations as of March 31, 2008

Ratings (1):	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
AAA	$37,417	92.7%	37.1%	35.7%
AA	2,908	7.2%	32.0%	29.7%
A	36	0.1%	10.3%	11.3%
BBB	2	—	10.8%	46.1%
Below investment grade	—	—	—	—
Total exposures	$40,363	100.0%	36.7%	35.2%

Distribution of Direct Pooled Corporate Obligations by Year Insured as of March 31, 2008

Year insured:	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
2004 and prior	$2,167	5.4%	33.9%	33.2%
2005	7,550	18.7%	35.8%	33.5%
2006	13,139	32.6%	37.3%	35.0%
2007	15,793	39.1%	37.8%	37.1%
2008 YTD	1,714	4.2%	30.0%	30.0%
	$40,363	100.0%	36.7%	35.2%

Distribution of Direct Pooled Corporate Obligations by Asset Class as of March 31, 2008

Asset class:	Net Par Outstanding	%	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
High yield corporates	$25,458	63.1%	AAA	34.0%	32.8%
Trust preferred	7,654	19.0%	AAA	45.7%	44.4%
Market value CDOs of corporates	3,784	9.4%	AAA	40.7%	35.5%
Investment grade corporates	2,341	5.8%	AAA	28.6%	29.4%
Commercial real estate	737	1.8%	AAA	43.3%	43.1%
CDO of CDOs (corporate)	389	1.0%	AAA	33.0%	33.9%
	$40,363	100.0%	AAA	36.7%	35.2%

(1)  Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2)  ”Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (1 of 4)

(dollars in millions)

Distribution by Ratings(1) of Residential Mortgage-Backed Securities by Category as of March 31, 2008

	March 31, 2008
	US		International		Total Net Par
Ratings (1):	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
Super senior	$4,802	$3,413	$2,881	$—	$11,095	37.6%
AAA	3,543	2,386	6,963	17	12,909	43.7%
AA	364	599	178	2	1,143	3.9%
A	660	230	110	—	1,000	3.4%
BBB	967	206	14	—	1,187	4.0%
Below investment grade	2,045	150	—	—	2,195	7.4%
Total exposures	$12,381	$6,982	$10,146	$19	$29,529	100.0%

Distribution of Residential Mortgage-Backed Securities by Category and by Year Insured as of March 31, 2008

	US		International		Total Net Par
Year insured:	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
2004 and prior	$664	$592	$506	$17	1,780	6.0%
2005	1,642	106	1,273	0	3,022	10.2%
2006	736	4,613	2,517	—	7,865	26.6%
2007	7,360	1,671	2,824	2	11,857	40.2%
2008 YTD	1,980	—	3,026	—	5,006	17.0%
	$12,381	$6,982	$10,146	$19	$29,529	100.0%

Distribution of U.S. Residential Mortgage-Backed Securities by Rating(1) as of March 31, 2008

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%	Outstanding	%
Super senior	$8,214	46.2%	$—	—	$8,214	42.4%
AAA	5,466	30.7%	463	29.3%	5,929	30.6%
AA	848	4.8%	115	7.3%	963	5.0%
A	717	4.0%	173	11.0%	890	4.6%
BBB	863	4.9%	310	19.6%	1,173	6.1%
Below investment grade	1,676	9.4%	519	32.9%	2,195	11.3%
	$17,785	100.0%	$1,579	100.0%	$19,364	100.0%

(1)  Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (2 of 4)

(dollars in millions)

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Rating(1) as of March 31, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$716	$50	$—	$4,035	$3,413	$8,214
AAA	555	72	56	2,859	2,386	5,929
AA	88	268	8	—	599	963
A	140	—	44	477	230	890
BBB	753	7	208	—	206	1,173
Below investment grade	—	109	1,936	—	150	2,195
Total exposures	$2,251	$506	$2,252	$7,371	$6,982	$19,364

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Year Issued as of March 31, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$313	$—	$244	$155	$582	$1,293
2005	254	—	896	448	3,801	5,398
2006	514	7	219	159	1,928	2,826
2007	1,172	500	893	6,610	672	9,846
2008 YTD	—	—	—	—	—	—
	$2,251	$506	$2,252	$7,371	$6,982	$19,364

(1)  Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (3 of 4)

(dollars in millions)

Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Net Par Outstanding Underwritten Since January 1, 2004 by Rating(1) and Year of Issue as of March 31, 2008

Year	Super	AAA	AA	A	BBB	BIG
Issued	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$382	$—	$22	$175	$52	$630
2005	1,991	2,268	180	—	—	756	5,195
2006	900	584	400	175	382	—	2,442
2007	5,323	2,232	268	521	306	868	9,518
2008 YTD	—	—	—	—	—	—	—
	$8,214	$5,466	$848	$717	$863	$1,676	$17,785

% of total	46.2%	30.7%	4.8%	4.0%	4.9%	9.4%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of March 31, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$716	$50	$—	$4,035	$3,413	$8,214
AAA	366	68	7	2,771	2,254	5,466
AA	—	268	—	—	580	848
A	—	—	22	477	219	717
BBB	688	—	—	—	175	863
Below investment grade	—	100	1,524	—	52	1,676
Total exposures	$1,770	$486	$1,553	$7,283	$6,693	$17,785

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of March 31, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien
Super senior	40.5%	10.3%	—	55.4%	51.0%
AAA	20.7%	14.0%	0.4%	38.0%	33.7%
AA	—	55.1%	—	—	8.7%
A	—	—	1.4%	6.5%	3.3%
BBB	38.9%	—	—	—	2.6%
Below investment grade	—	20.7%	98.2%	—	0.8%
Total exposures	100.0%	100.0%	100.0%	100.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Insured as of March 31, 2008

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$28	$146	$455	$630
2005	220	—	756	448	88	1,512
2006	382	—	—	63	4,584	5,029
2007	1,168	486	768	4,646	1,566	8,634
2008 YTD	—	—	—	1,980	—	1,980
	$1,770	$486	$1,553	$7,283	$6,693	$17,785

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Issued as of March 31, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$28	$146	$455	$630
2005	220	—	756	448	3,772	5,195
2006	382	—	—	159	1,900	2,442
2007	1,168	486	768	6,530	566	9,518
2008 YTD	—	—	—	—	—	—
	$1,770	$486	$1,553	$7,283	$6,693	$17,785

(1)  Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (4 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquincies as of March 31, 2008 1

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$220	79.2%	3.8%	0.03%	1.4%
2006	382	75.5%	3.5%	0.0%	2.9%
2007	1,168	93.6%	9.0%	0.0%	1.0%
2008	—	N/A	N/A	N/A	N/A
	$1,770	87.9%	7.2%	0.004%	1.5%

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3), (6)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$—	N/A	N/A	N/A	N/A
2006	—	N/A	N/A	N/A	N/A
2007	486	90.5%	36.5%	4.5%	10.8%
2008	—	N/A	N/A	N/A	N/A
	$486	90.5%	36.5%	4.5%	10.8%

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$756	42.0%	0.8%	4.5%	11.5%
2006	—	N/A	N/A	N/A	N/A
2007	768	86.2%	0.0%	2.9%	6.0%
2008	—	N/A	N/A	N/A	N/A
	$1,524	64.2%	0.4%	3.7%	8.7%

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$448	62.0%	11.2%	0.2%	6.5%
2006	159	64.9%	14.0%	0.2%	13.3%
2007	6,530	85.1%	18.8%	0.1%	7.5%
2008	—	N/A	N/A	N/A	N/A
	$7,137	83.2%	18.2%	0.1%	7.6%

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,772	42.1%	58.1%	2.0%	37.6%
2006	1,900	61.6%	40.0%	2.2%	33.8%
2007	566	63.2%	38.3%	2.0%	33.4%
2008	—	N/A	N/A	N/A	N/A
	$6,237	49.9%	50.8%	2.1%	36.1%

(1) Subordination, cumulative loss, delinquency, and pool factor data is based on information obtained from Intex and/or provided by the trustee and may be subject to restatement or correction.  The summary data provided here is based on the most recent reports available to Assured.

(2) Pool factor is the percentage of net par outstanding at March 31, 2008 divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses. HELOC exposures currently generate excess spread of approximately 300 bps per year. The amount of future excess spread generated can fluctuate as a result of interest rate changes and other factors.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and also includes all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(6) There is one transaction with net par outstanding of $100 million that is rated Below Investment Grade and on which remaining subordination has declined to 9.2%.

Assured Guaranty Ltd.

Credit Derivative Exposure Profile

(dollars in millions)

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Rating

	March 31, 2008		December 31, 2007
	Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%
Super senior	$40,076	53.3%	$34,328	49.1%
AAA	32,134	42.7%	33,318	47.6%
AA	1,860	2.5%	1,796	2.6%
A	893	1.2%	101	0.1%
BBB	160	0.2%	368	0.5%
Below investment grade	72	0.1%	26	—
Total exposures	$75,196	100.0%	$69,936	100.0%

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Sector and Average Rating

	March 31, 2008		December 31, 2007
Sector:	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
U.S. public finance
General obligation	$430	AAA	$431	AAA
Tax backed	70	AA-	70	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	26	AAA	26	AAA
Total U.S. public finance	$564	AAA	$565	AAA

U.S. structured finance
Pooled corporate obligations	$27,819	AAA	$28,229	AAA
Prime mortgage-backed and home equity	6,730	AAA	4,901	AAA
Subprime mortgage-backed and home equity	5,817	AA+	5,843	AAA
Commercial mortgage-backed securities	5,386	AAA	5,391	AAA
Commercial receivables	1,517	AAA	1,584	AAA
Consumer receivables	645	AAA	695	AA+
Other structured finance	643	AAA	643	AAA
Structured credit	352	AAA	346	AAA
Insurance securitizations	108	AAA	108	AAA
Total U.S. structured finance	$49,017	AAA	$47,740	AAA

International
Mortgage-backed and home equity	$8,974	AAA	$6,032	AAA
Pooled corporate obligations	7,633	AAA	6,984	AAA
Infrastructure and pooled Infrastructure	6,462	AAA	6,404	AAA
Commercial mortgage-backed securities	819	AAA	832	AAA
Regulated utilities	780	AA+	462	AAA
Future flow	160	A	173	A+
Insurance securitizations	41	BB	41	BBB-
Public finance	9	AAA	9	AAA
Consumer receivables	—	—	—	—
Other international structured finance	737	AAA	695	AAA
Total international	$25,614	AAA	$21,631	AAA

Total exposures	$75,196	AAA	$69,936	AAA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

CDOs of ABS Profile

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

				Type of Collateral as a Percent of Total Pool							Ratings as of Mar. 31, 2008
Year Insured	Legal Final Maturity(2)		Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)(3)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime RMBS	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017		$114.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	30.2%
2001	2016		60.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	39.6%
2002	2017		130.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	30.4%
2002	2017		92.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	28.6%
2002	2017		90.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	47.6%
2002	2017		69.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	32.2%
2003	2018		128.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	25.1%
2003	2038		83.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	47.5%
2003	2018		51.2	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	65.8%
	Subtotal:		$819.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.3%	28.8%	36.0%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):
2003	2010		$737.3	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
2003	2008	(6)	594.0	37%	57%	6%	0%	0%	100%	32%	AAA	Aaa	0.0%	10.0%	10.0%
	Subtotal:		$1,331.3	36%	44%	17%	3%	0%	100%	14%	AAA	Aaa	0.0%	11.4%	11.4%

Total:			$2,151.2	22%	27%	49%	2%	0%	100%	9%	AAA	Aaa	10.4%	18.0%	20.8%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3)”CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised primarily of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS is comprised of mezzanine tranches of CMBS transactions and senior unsecured debt issued by commercial property REITs.  The transactions to which Assured has exposure are static pools rather than actively managed transactions, and the collateral in these static pools was originated primarily in the period from 1997-2003. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of March 31, 2008, as follows: 17% AAA, 7% AA, 12% A, 46% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single-A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of March 31, 2008: 97% AAA and 3% BBB.

(6). Risk expired in April 2008.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of March 31, 2008

(dollars in millions)

	Weighted Average	Net Par	Average
	Remaining Life	Outstanding	Rating (1)
Non-Investment Grade Exposures by Asset Type:

U.S. public finance
Municipal utilities	27.3	$552	CCC
Healthcare	16.3	110	BB-
Tax backed	16.0	43	BB
Transportation	15.3	24	C
General obligation	5.5	13	BB
Housing	13.8	4	B
Higher education	12.4	1	BB+
Investor-owned utilities	9.0	0	BB
Total U.S. public finance	24.2	$747	CCC+

U.S. structured finance
Prime mortgage-backed and home equity	5.6	$2,045	B+
Subprime mortgage-backed and home equity	8.7	150	B
Commercial receivables	12.5	21	B
Other structured finance	16.6	18	B+
Pooled corporate obligations	2.6	16	B
Total U.S. structured finance	5.9	$2,250	B+

International
Insurance securitizations	12.3	$923	BB
Infrastructure and pooled infrastructure	10.2	83	BB-
Total international	12.2	$1,006	BB

Total non-investment grade exposures	10.9	$4,003	B+

Top Ten Non-Investment Grade Exposures as of March 31, 2008

Name or Description	Segment	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (1)
CWHEQ Revolving Home Equity Loan Trust, 2007-D	Direct	6.1	$736	BB
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	Direct	5.1	654	B
Jefferson County Alabama Sewer	Reinsurance	27.7	540	CCC
Ballantyne Re PLC	Direct	13.8	500	BB
Orkney Re II, PLC	Direct	10.6	423	BB
SACO I Trust 2005-GP1	Direct	2.6	102	BB
American Home Mortgage Assets Trust 2007-3	Direct	2.6	100	B-
Domestic Residential Mortgage-backed HELOC transaction	Reinsurance	6.0	79	B
Trover Clinic Foundation	Direct	18.9	77	BB
Domestic Residential Mortgage-backed HELOC transaction	Reinsurance	6.0	49	CCC
Total		11.3	$3,261	B+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2)Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	March 31, 2008
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$210,817	98.1%

Closely monitored credits:
Category 1	1,406	0.7%	32
Category 2	2,315	1.1%	20
Category 3	295	0.1%	29
Category 4	21	—	16
CMC Total	4,037	1.9%	97

Other below investment grade risk	22	—	47
Total	$214,876	100.0%

	December 31, 2007
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$198,133	98.9%

Closely monitored credits:
Category 1	1,288	0.6%	36
Category 2	743	0.4%	12
Category 3	71	—	16
Category 4	24	—	16
CMC Total	2,126	1.1%	80

Other below investment grade risk	20	—	46
Total	$200,279	100.0%

(1)  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

as of March 31, 2008

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$1,560	A+
New York City General Obligation & Leases	1,099	A+
State of New Jersey General Obligation & Leases	1,005	AA-
City of Chicago General Obligation & Leases	904	AA-
Los Angeles Unified School District	884	AA
State of Washington General Obligation	807	AA
Commonwealth of Puerto Rico General Obligation & Leases	794	BBB-
Denver International Airport System	790	A+
State of New York General Obligation & Leases	779	AA
Commonwealth of Massachusetts General Obligation & Bay Transportation	744	A
Florida State General Obligation	659	AA
Port Authority of New York & New Jersey	656	AA-
Metropolitan Transportation Authority (New York) - Transportation Revenue	650	A
District of Columbia General Obligation	640	A
Hawaii State General Obligation	623	AA-
Michigan State General Obligation	617	AA+
Long Island Power Authority	610	A-
Puerto Rico Highway & Transportation Authority	598	BBB
New York City Municipal Water Finance Authority	588	AA
San Francisco Airport Commission	552	A
Jefferson County, Alabama Sewer Enterprise	540	CCC
Chicago Public Building Commission - Chicago Board of Education	481	A
Massachusetts School Building Authority	477	AA
Clark County Nevada School District	450	AA-
Florida State Department of Environmental Protection	430	A+
Total top 25 U.S. public finance exposures	$17,934

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Essentia Health	$273	A-	MN
Catholic Healthcare West	233	A	CA
LifeBridge Health	229	A	MD
Meridian Health System Obligated Group	213	A-	NJ
Christus Health System	210	A+	TX
Centracare Health System	196	A	MN
Adventist Health System / Sunbelt	179	A+	FL
Covenant Health	177	A-	TN
Integris Health, Inc.	160	AA	OK
Advocate Health Care Network	156	AA	IL
Total top 10 healthcare exposures	$2,027

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

as of March 31, 2008

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Deutsche Alt-A Securities Mortgage Loan 2007-2	$1,103	AAA
Discover Card Master Trust I Series A	1,000	AAA / Super senior
Chrysler Retail Auto Loan Receivables Class-A	882	A
Goldentree Credit Opportunities Financing I	841	AAA
Private - CDO	787	AAA
Citibank Omni Master Trust	761	AAA / Super senior
Field Point I & II, Limited	749	AA-
CWHEQ Revolving Home Equity Loan Trust 2007-D	736	BB
MortgageIt Securities Corp. Mortgage Loan 2007-2	716	AAA / Super senior
Private - CDO	713	AAA
Prospect Funding I LLC	693	AAA
Private RMBS Re-Remic	691	AAA / Super senior
Private RMBS Re-Remic	662	AAA / Super senior
Private - CDO	660	AAA
Countrywide Home Equity Loan Trust 2005-J Cl 2-A	654	B
Field Point III & IV, Limited	650	AA-
Applebee’s Enterprises LLC	648	BBB-
Private RMBS Re-Remic	627	AAA / Super senior
Sandelman Finance 2006-1 Limited	623	AA
Private RMBS Re-Remic	611	AAA / Super senior
Private Structured Credit	600	BBB+
Synthetic CDO - IG ABS	594	AAA / Super senior
Chrysler Retail Auto Loan Receivables Class A	550	AAA
Deutsche Alt-A Securities Mortgage Loan 2007-3	546	AAA / Super senior
Ares Enhanced Credit Opportunities Fund	540	AAA
Liberty CLO Ltd	530	AAA / Super senior
AAA Trust 2007-2	522	AAA / Super senior
Private RMBS Transaction	508	AAA
LIICA Holdings LLC	495	AA
Private - CDO	486	AAA
Shenandoah Trust Capital I Term Securities	484	A+
Private RMBS Re-Remic	483	AAA / Super senior
Impac CMB Trust Series 2007-A	477	A+
SLM Private Credit Student Loan Trust 2007	450	AAA
Synthetic CDO - IG Corporate	438	AAA / Super senior
Synthetic CDO - IG Corporate	438	AAA / Super senior
Synthetic CDO - IG Corporate	438	AAA / Super senior
SLM Student Loan Trust 2007	392	AAA
Wasatch CLO, Ltd.	389	AAA
Southfork CLO Ltd. Series 2005-A1 Class A1G	380	AAA / Super senior
Cent CDO XI Limited	373	AAA
ACS 2007-1 Pass Through Trust G-1	358	A
SLM Private Credit Student Loan Trust 2006	356	AAA
United Commercial Mortgage Securities 2007-1	352	A
Newstar Credit Opportunities Funding II	347	AA
McDonnell Loan Opportunity Fund	342	AAA
Synthetic CDO - IG Corporate	335	AAA / Super senior
Comstock Funding Ltd	326	AAA
Mountain View CLO II	322	AAA
HSAM Long/Short 2007-2	315	AAA / Super senior
Total top 50 U.S. structured finance exposures	$27,969

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

as of March 31, 2008

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Prime European RMBS	$1,619	AAA / Super Senior
Permanent Master Issuer PLC	1,446	AAA
Arkle Master Issuer PLC	1,442	AAA
Gracechurch Mortgage Financing PLC	1,442	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,262	AAA / Super Senior
Granite Master Issuer PLC	1,253	AAA
Essential Public Infrastructure Capital II	1,191	AAA / Super Senior
Essential Public Infrastructure Capital III	1,140	AAA / Super Senior
Paragon Mortgages (No.13) PLC	875	AAA
International Infrastructure Pool	863	AAA / Super Senior
International Infrastructure Pool	863	AAA / Super Senior
International Infrastructure Pool	804	AAA / Super Senior
Taberna Europe CDO II PLC	799	AAA / Super Senior
Synthetic CDO - IG ABS	737	AAA / Super Senior
Stichting Profile Securitisation I	689	AAA / Super Senior
United Utilities Water PLC	687	A
Nemus Funding No.1 PLC	665	AAA / Super Senior
National Grid Gas PLC	611	A
Global Senior Loan Index Fund 1 B.V.	601	AAA / Super Senior
Northumbrian Water PLC	553	BBB+
National Grid Electricity Transmission PLC	549	A
Harvest CLO III	540	AAA
Southern Gas Networks PLC	507	BBB
Taberna Europe CDO I PLC	503	AAA / Super Senior
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	BB
Total top 25 international exposures	$22,142

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

as of March 31, 2008

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Servicer:	Outstanding
Countrywide Home Loans, Inc.	$4,915
Homecomings Financial LLC	3,028
Wells Fargo Home Mortgage, Inc.	2,541
Northern Rock PLC	2,515
European Mortgage Servicer (Private Transaction)	1,619
Halifax PLC	1,452
Cheltenham & Gloucester PLC	1,442
Barclays Bank PLC	1,442
Paragon Finance PLC	875
EMC Mortgage Corp	780
Total top 10 residential mortgage servicers exposures	$20,608

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of March 31, 2008			As of December 31, 2007
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd.(1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$390	$669	$1,059	$302	$629	$931
Contingency reserve	621	—	621	582	—	582
Policyholders’ surplus	380	1,115	1,495	400	1,097	1,497
Loss & loss adjustment expense reserves (3)	—	19	19	12	18	30
Total policyholders’ surplus and reserves	$1,392	$1,803	$3,195	$1,296	$1,744	$3,040

Claims paying resources
Policyholders’ surplus	$380	$1,115	$1,495	$400	$1,097	$1,497
Contingency reserve	621	—	621	582	—	582
Qualified statutory capital	1,002	1,115	2,117	982	1,097	2,079
Unearned premium reserve (2)	390	669	1,059	302	629	931
Loss and loss adjustment expense reserves (3)	—	19	19	12	18	30
Total policyholders’ surplus and reserves	1,392	1,803	3,195	1,296	1,744	3,040
Present value of installment premium (d)	620	373	994	554	366	920
Standby line of credit/stop loss	280	200	480	280	200	480
Total claims paying resources	$2,292	$2,376	$4,669	$2,130	$2,310	$4,440

Net par insured outstanding	$101,977	$112,995	$214,876	$94,127	$106,253	$200,279
Net debt service outstanding	$144,726	$185,212	$329,833	$128,351	$174,173	$302,413

Ratios:
Net par insured to statutory capital	102:1	101:1	102:1	96:1	97:1	96:1
Capital ratio (4)	144:1	166:1	156:1	131:1	159:1	145:1
Financial resources ratio (5)	63:1	78:1	71:1	60:1	75:1	68:1

(1)  Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)  Unearned premium reserve for AG Re is U.S. GAAP based, includes unearned revenues on credit derivatives and is net of prepaid reinsurance premiums.

(3)  Loss and loss adjustment reserves for AG Re are U.S. GAAP based, includes loss reserves for credit derivatives and is net of reinsurance recoverable and portfolio reserves. Assured Guaranty Corp.’s loss and loss adjustment expenses at 3/31/08 were $0.2 million.

(4)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 1Q-2008	2007	2006	2005
GAAP Summary Income Statement Data

Gross written premiums	$175.8	$424.5	$261.3	$192.1
Net earned premiums	46.8	159.3	144.8	139.4
Realized gains and other settlements on credit derivatives	27.6	74.0	73.9	57.1
Net investment income	36.6	128.1	111.5	96.8
Total expenses	103.4	161.4	150.4	70.7
(Loss) income before provision for income taxes	(242.8)	(463.0)	190.0	229.6
Net (loss) income	(169.2)	(303.3)	159.7	188.4
Operating income (b)	6.2	178.0	157.2	190.0
Net (loss) income per diluted share	$(2.11)	$(4.46)	$2.15	$2.53
Operating income per diluted share	$0.08	$2.57	$2.12	$2.55

Financial Ratios:
Loss and LAE ratio (e)	78.1%	3.4%	(3.3)%	(35.0)%
Expense ratio (e)	56.1%	55.8%	59.2%	58.9%
Combined ratio (e)	134.2%	59.2%	55.9%	23.9%

GAAP Summary Balance Sheet Data (End of Period)
Total investments and cash	$3,317.1	$3,147.9	$2,469.9	$2,256.0
Total assets	4,062.0	3,762.9	2,931.6	2,689.8
Unearned premium reserves	1,014.2	887.2	631.0	524.6
Loss and LAE reserves	177.7	125.6	115.9	117.4
Senior notes	197.4	197.4	197.4	197.3
Series A Enhanced Junior Subordinated Debentures	149.7	149.7	149.7	—
Shareholders’ equity	1,492.7	1,666.6	1,650.8	1,661.5
Book value per share	$18.63	$20.85	$24.44	$22.22
Other Financial Information:
Net debt service outstanding (end of period)	$329,833	$302,413	$180,174	$145,694
Gross debt service outstanding (end of period)	335,951	307,657	181,503	148,836
Net par outstanding (end of period)	214,876	200,279	132,296	102,465
Gross par outstanding (end of period)	219,534	204,809	133,303	105,258
Consolidated qualified statutory capital	2,117	2,079	1,658	1,545
Consolidated policyholders’ surplus and reserves	3,195	3,040	2,374	2,182

Ratios:
Par insured to statutory capital	102:1	96:1	80:1	66:1
Capital ratio (1)	156:1	145:1	109:1	94:1
Financial resources ratio (2)	71:1	68:1	53:1	48:1

Gross debt service written:
U.S. public finance	$18,249	$66,190	$13,261	$13,335
U.S. structured finance	6,802	42,414	28,902	16,724
International	4,967	24,971	17,979	5,729
Total gross debt service written	$30,017	$133,575	$60,142	$35,788

Net debt service written	29,691	129,872	59,775	35,440
Net par written	19,782	84,686	50,541	26,020
Gross par written	19,995	88,117	50,892	26,320

(1)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(2)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Appendix

Credit Derivatives

(dollars in millions)

As part of its financial guaranty (FG) insurance business, the Company selects, structures and sells credit protection through credit default swaps (“CDS”) in the institutional fixed income markets. The Company generates revenues through the premiums paid by third parties to insure against the risk of default on the assets underlying the CDS. In this appendix, the Company has presented the credit swap premiums in its financial guaranty direct and financial guaranty reinsurance segments, which were included in prior period financial information in Gross written premiums, Net written premiums, Net earned premiums, Loss and loss adjustment expenses (recoveries) and Acquisition Costs. The effect of these credit derivative premiums has been included in “Realized gains and other settlements on credit derivatives” and “Unrealized gains (losses) on credit derivatives” in income statements. Management’s decision to reclassify these amounts was based on evolving financial guaranty industry practice.  Management believes that this reclassification will increase comparability of its financial statements with other companies who participate in the CDS market. These reclassifications had no impact on underwriting gain (loss), loss and loss adjustment expense ratio, expense ratio, combined ratio, operating income or net income

	1Q-07			2Q-07			3Q-07			4Q-07
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$17.4	$—	$17.4	$17.1	$—	$17.1	$20.9	$—	$20.9	$26.0	$—	$26.0

Net written premiums	17.0	—	17.0	16.4	—	16.4	19.9	—	19.9	25.0	—	25.0

Net earned premiums (1)	16.8	—	16.8	16.3	—	16.3	17.6	—	17.6	22.0	—	22.0

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)
Incurred losses on credit derivatives (2)	0.6	—	0.6	0.7	—	0.7	1.8	—	1.8	0.5	—	0.5
Total loss and loss adjustment expenses (recoveries)	0.5	—	0.5	0.7	—	0.7	1.7	—	1.7	0.5	—	0.5

Acquisition costs (1)	0.0	—	0.0	(0.1)	—	(0.1)	0.1	—	0.1	(0.2)	—	(0.2)

	1Q-08
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$28.8	$5.1	$33.8

Net written premiums	27.6	5.1	32.7

Net earned premiums (1)	27.3	0.5	27.8

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	(0.0)	—	(0.0)
Incurred losses on credit derivatives (2)	3.2	—	3.2
Total loss and loss adjustment expenses (recoveries)	3.2	—	3.2

Acquisition costs (1)	(0.1)	(0.2)	(0.2)

(1) Included in “Realized gains and other settlements on credit derivatives” in income statements.

(2) Included in “Unrealized gains (losses) on credit derivatives” in income statements.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of insurance and credit derivative gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% per year. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“credit derivative premiums”) does not adequately measure. Actual future net earned or written premiums and credit derivative premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding i) after-tax realized gains (losses) on investments and ii) after-tax unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the Company’s net estimate of after-tax incurred case and portfolio loss and loss adjusted expense reserves for credit derivatives. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on credit derivatives. Management believes that operating income and operating ROE are useful measures for management, investors and analysts because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s business. Realized gains (losses) on investments and unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the portion attributable to the Company’s net estimate of incurred case and portfolio loss and loss adjustment expense reserves for credit derivatives, are excluded because the amount of both of these gains (losses) is heavily influenced by, and fluctuates, in part, according to market interest rates, credit spreads and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs. Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and shareholders’ equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our financial guaranty and credit derivative in-force books of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in-force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated financial guaranty and credit derivative installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(e) Loss ratio, which is a non-GAAP financial measure, is defined as loss and loss adjustment expenses (recoveries) plus the Company’s net estimate of credit derivative incurred case and portfolio loss and loss adjustment expense reserves, which is included in unrealized gains (losses) on credit derivatives, plus net credit derivative losses (recoveries), which is included in realized gains and other settlements on credit derivatives, divided by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Combined ratio, which is a non-GAAP financial measure, is the sum of the loss ratio and the expense ratio. Management believes that loss, expense and combined ratios are useful measures for management, investors and analysts to measure the Company’s underwriting performance. There are no comparable GAAP financial measures.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Investor Relations
and Strategic Planning
(212) 408-6044
spurtill@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com